SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                          GLOBALNET FINANCIAL.COM, INC.
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                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
    (1)      Title of each class of securities to which transaction applies:

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    (2)      Aggregate number of securities to which transaction applies:

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    (3)      Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)      Proposed maximum aggregate value of transaction.

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    (5)      Total fee paid:

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    [ ]      Fee paid previously with preliminary materials.
    [ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)      Amount Previously Paid:

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    (2)      Form, Schedule or Registration Statement No.:

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    (3)      Filing Party:

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    (4)      Date Filed:

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

                          GLOBALNETFINANCIAL.COM, INC.
                      7284 W. Palmetto Park Road, Suite 210
                            Boca Raton, Florida 33433

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 6, 2000

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GlobalNet Financial.com, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on November 6, 2000 at the offices of Broad and Cassel, located at 7777 Glades Road, Suite 300, Boca Raton, Florida 33434, for the following purposes:

         (1) To elect eight members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders to be held in 2001 or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Richard A. Eisner & Company LLP, as the Company's independent certified public accountants for the Company's 2000 fiscal year;

         (3) To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated 1998 Stock Option Plan to increase the number of shares of the Company's common stock, $.001 par value per share, reserved for issuance thereunder, from an aggregate of 3,000,000 shares to an aggregate of 6,000,000 shares; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on October 5, 2000, as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                             By Order of the Board of Directors

Boca Raton, Florida

October 6, 2000                              /s/ STANLEY HOLLANDER
                                                 ---------------------
                                                 STANLEY HOLLANDER
                                                 CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                          GLOBALNET FINANCIAL.COM, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 6, 2000

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GlobalNet Financial.com, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), and from the holders of the Company's Class A Common Stock, par value $.001 per share (the "Class A Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of Broad and Cassel, located at 7777 Glades Road, Boca Raton, Florida 33434 at 10:00 A.M. on November 6, 2000, and at any adjournments or postponements thereof (the "Annual Meeting") pursuant to the enclosed Notice of Annual Meeting.

         The approximate date this Proxy Statement and the enclosed form of proxy will be mailed to stockholders is on or about October 9, 2000. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 7284 W. Palmetto Road, Suite 210, Boca Raton, Florida 33433, and its telephone number is
(561) 417-8053.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. To elect eight members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders to be held in 2001 or until their successors are duly elected and qualified;

         2. To ratify the appointment of Richard A. Eisner & Company LLP, as the Company's independent certified public accountants for the Company's 2000 fiscal year;

         3. To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated 1998 Stock Option Plan to increase the number of shares of the Company's common stock, $.001 par value per share, reserved for issuance thereunder, from an aggregate of 3,000,000 shares to an aggregate of 6,000,000 shares; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on October 5, 2000 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 16,237,875 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting and 34,224,874 shares of Class A Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting and each share of Class A Common Stock is entitled to a 1/10th vote per share on each matter submitted to stockholders for approval at the Annual Meeting.

         The attendance, in person or by proxy, of the holders of a majority of the combined outstanding shares of Common Stock and outstanding shares of Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock) entitled to vote at the Annual Meeting, is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock and Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock ) combined, represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock and Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock ) combined, represented in person or by proxy at the Annual Meeting, will be required for approval of the other proposals covered by this Proxy Statement. If less than a majority of the combined outstanding shares of Common Stock and Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock ) entitled to vote, are represented at the Annual Meeting, a majority of such shares may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock and Class A Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any shares which are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock (including the Class A Common Stock) by (i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) the Company's Chief Executive Officer and each of the other "Named Executive Officers" (as defined below in "Executive Compensation--Summary Compensation Table"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. The Company is not aware of any beneficial owner of more than 5% of the outstanding Common Stock (including the Class A Common Stock), other than as set forth in the following table.

Name and Address of Beneficial       Number of Shares            % of Class
         Owner(1)                  Beneficially Owned(2)        Outstanding(3)

OFFICERS AND DIRECTORS
----------------------
Stanley Hollander                           839,404(4)            4.27%
Ronald B.  Koenig                           568,020(5)            2.89%
Alan L.  Jacobs                             376,656(6)             1.9%
Michael S.  Jacobs                          265,099(7)            1.35%
W. Thomas Hodgson                           225,000(8)            1.15%
N.  Bulent Gultekin                          21,667(9)                *
Kym Anthony                                  29,166(10)               *
Christopher D. Jennings                      65,000(11)               *
Michael Whitaker                            200,000(12)           1.01%
Ron R. Goldie                                85,938(13)               *
Richard Guest                                59,600(14)               *
Jay J. Matulich                             264,816(15)           1.35%
All directors and executive
   officers as a group (12
   persons)                               3,000,366              15.26%

5% OR GREATER HOLDERS
---------------------
Telescan, Inc.                            2,000,000               10.1%
5959 Corporate Drive
Suite 2000
Houston, TX  77036

Dion R. Friedland                         1,371,337(16)              7%
28 Sloane Street
Flat #8
London SW1X9NE
United Kingdom

Freeserve Investments Ltd.                1,397,112(17)            7.1%(17)
Maylands Avenue
Hemel Hempstead HP2 7TG
United Kingdom

------------
*less than 1%

(1) Each beneficial owner for which an address is not listed has an address c/o GlobalNetFinancial.com, Inc., 7284 W. Palmetto Park Road, Suite 210, Boca Raton, FL 33433.

(2) Represents shares beneficially owned by the named individual, including shares of common stock that the person has the right to acquire within 60 days of the Record Date. Unless otherwise noted, all persons listed have sole voting and sole investment power.

(3) Based on a total of 19,660,362 shares, which includes 16,237,875 shares of Common Stock issued and outstanding and 34,224,874 shares of Class A Common Stock issued and outstanding (each ten shares of Class A Common Stock has the voting equivalent of one share of Common Stock).

(4) Consists of 133,333 shares of Common Stock held by Stanley Hollander; 269,403 shares of Common Stock held by the Hollander Family Partnership, LP and options to purchase 436,668 shares of Common Stock, all of which are currently vested. Stanley Hollander, Chairman, President and Chief Executive Officer of the Company, may be deemed to be the beneficial owner of the shares of Common Stock of the Company held by the Hollander Family Partnership, LP.

(5) Consists of 444,686 shares of Common Stock and options to purchase 123,334 shares of Common Stock.

(6) Consists of 301,656 shares of Common Stock and options to purchase 75,000 shares of Common Stock.

(7) Consists of 81,765 shares of Common Stock and options to purchase 183,334 shares of Common Stock.

(8)      Consists of options to purchase 225,000 shares of Common Stock.

(9)      Consists of options to purchase 21,667 shares of Common Stock.

(10)     Consists of options to purchase 29,166 shares of Common Stock.

(11)     Consists of options to purchase 65,000 shares of Common Stock.

(12) Consists of 50,000 shares of Common Stock and options to purchase 150,000 shares of Common Stock.

(13)     Consists of options to purchase 85,938 shares of Common Stock.

(14)     Consists of options to purchase 59,600 shares of Common Stock.

(15) Consists of 81,482 shares of Common Stock and options to purchase 183,334 shares of Common Stock.

(16) Represents 1,371,337 shares of Common Stock held by investment funds for which Mr. Friedland makes the investment and voting decisions.

(17) Does not include shares of Common Stock issuable upon exercise of an option held by Freeserve Investments Ltd. to purchase such number of shares that when combined with shares already owned, will then equal 19.9% of the Company's issued and outstanding stock on the date of exercise.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following compensation table sets forth for the fiscal years ended December 31, 1999, 1998 and 1997, the cash and certain other compensation earned by the Chief Executive Officer and such other executive officers whose annual salary and bonus exceeded $100,000 during 1999 (together with the CEO, collectively, the "Named Executive Officers"):

                                                    Annual Compensation         Long-Term Compensation
                                                                                     Awards Shares
Name and Principal Position               Year       Salary($)     Bonus($)     Underlying Options (#)
Stanley Hollander, Chief Executive        1999        306,461       37,500             83,334 1
Officer and President and Chairman        1998        196,000                         236,667 2
of the Board of Directors3                1997        263,000                              --


Ronald B. Koenig,                         1999        158,715       10,000                 --
Director and Chairman of the Board of     1998        200,000                         236,667 2
Directors 4                               1997        250,000                              --


Alan L. Jacobs, Executive Vice            1999        181,153       20,000                 --
President and Director                    1998         17,306                          80,000 2
                                          1997        225,000                              --


Michael S. Jacobs, Chief Financial        1999        216,043       20,000                 --
Officer, Secretary and Treasurer 5        1998        150,000                         150,000 2
                                          1997        150,000                          41,667


Jay J. Matulich, Senior Vice              1999        144,471       20,000                 --
President                                 1998        131,000                         150,000 2
                                          1997        125,000                          41,667

1 Represents shares of Common Stock underlying stock options granted under the 1998 Amended and Restated Stock Option Plan in 1999.

2 Represents shares of Common Stock underlying options granted under the 1998 Amended and Restated Stock Option Plan in 1998.

3 Effective September 27, 2000, Mr. Hollander resigned as Chief Executive Officer and President of the Company.

4 Effective January 10, 2000, Mr. Koenig resigned as Chairman of the Board of Directors of the Company and effective September 30, 2000, Mr. Koenig resigned as a director of the Company.

5 Effective June 12, 2000, Mr. Jacobs resigned as Secretary and Treasurer of the Company and effective July 18, 2000, Mr. Jacobs resigned as Chief Financial Officer of the Company.

         Messrs. Hollander, A. Jacobs, M. Jacobs, and Matulich have entered into a one-year employment agreement dated November 1, 1999 with the Company. The agreements are automatically extended for a further year, unless either party gives 90 days' notice to the other. The Company currently pays annual salaries to Messrs. Hollander, A. Jacobs, M. Jacobs, and Matulich of $450,000, $240,000, $225,000 and $240,000, respectively.

         Members of the Company's Board of Directors are not compensated for attending Board of Directors meetings.

Option Grants in Last Fiscal Year

The following table sets forth information concerning stock options granted during 1999 to any of the Named Executive Officers:

                          OPTION GRANTS IN FISCAL YEAR
                             ENDED DECEMBER 31, 1999

                       Number of       Percent of
                        Shares       Total Options    Exercise
                      Underlying      Granted in        Price      Expiration
Name                    Options       Fiscal Year     Per Share       Date


Stanley Hollander       83,334            7.9%        $ 7.08     January 4, 2009

The following table sets forth information concerning stock options exercises and year-end value for any of the Named Executive Officers:

                   AGGREGATED OPTION EXERCISES IN FISCAL YEAR
                             ENDED DECEMBER 31, 1999
                     AND OPTION VALUES AT DECEMBER 31, 1999

                               Number of Shares of
                                  Common Stock
                         Underlying Unexercised Options
                              At December 31, 1999

                                                          Value of Unexercised
                                                         In-The-Money Options at
Name                    Exercisable     Unexercisable       December 31, 1999 *

Stanley Hollander         186,668             0                $ 4,555,398

Ronald B. Koenig          103,334             0                $ 2,744,551

Michael S. Jacobs         108,334             0                $ 2,877,351

Jay J. Matulich           108,334             0                $ 2,877,351

         None of the Named Executive Officers acquired shares of Common Stock upon the exercise of stock options in 1999.

* Based upon the closing price of $28.81 per share of Company Common Stock on December 31, 1999.

         Stock Option Plans

         The Company maintains a stock option plan which is designed to attract and retain directors, executive officers and other employees of the Company and to reward them for delivering long-term value to the Company. The Committee granted options to purchase a total of 1,046,111 shares of the Company's Common Stock under the 1998 Amended and Restated Stock Option Plan in 1999.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, eight directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2001 and until their successors have been elected and qualified. The eight nominees for election as directors are listed below. Each nominee is currently a member of the Board of Directors. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

         The persons nominated as directors are as follows:

------------------------------- -------- ---------------------------------------
               NAME               AGE                POSITION(s)
------------------------------- -------- ---------------------------------------
W. Thomas Hodgson                  47    Chief Executive Officer and President
Stanley Hollander                  62    Chairman of the Board of Directors
Alan L.  Jacobs                    58    Executive Vice President and Director
N.  Bulent Gultekin                52    Director
Christopher D. Jennings            45    Director
G.F. Kym Anthony                   44    Director
Nicholas Backhouse                 36    Director
Michael K. Whitaker                44    Director
------------------------------- -------- ---------------------------------------

W. THOMAS HODGSON. Mr. Hodgson has been our Chief Executive Officer, President and a Director since September 2000. Mr. Hodgson has served as our Chief Operating Officer since November 1999. Mr. Hodgson was President and Chief Operating Officer of Marathon Asset Management, Inc. and Marathon Mutual Funds, Inc. in Toronto, Ontario, Canada prior to November 1999. From June 1995 to September 1997, Mr. Hodgson was the executive director of United World Colleges (International) Limited.

STANLEY HOLLANDER. Mr. Hollander is the Chairman of the Board of Directors and has been a Director of the Company since March 1996. Mr. Hollander served as our President and Chief Executive Officer from March 1996 to September 2000. Mr. Hollander currently serves on the Board of Directors for our subsidiary UK-iNvest.com and for our affiliates, GlobalNet Direct, Italia-iNvest.com, UK Wire, NewMedia Spark, plc, and Insurance City.

ALAN L. JACOBS. Mr. Jacobs has served as our Executive Vice President and a Director since January 1995. Since September 1999, Mr. Jacobs has served as a Director for Matchbook FX, LLC. From February 1995 to October 1997, Mr. Jacobs served as a Director of Boca Raton Capital Corporation, a publicly-held corporation, engaged in investment and financial activities.

N. BULENT GULTEKIN. Mr. Gultekin has been a Director of the Company since March 1996. Mr. Gultekin serves as a member of the Audit and Compensation Committee of the Board of Directors of the Company. Since 1981, Mr. Gultekin has been an Associate Professor of Finance at The Wharton School of the University of Pennsylvania.

CHRISTOPHER D. JENNINGS. Mr. Jennings has been a Director of the Company since May 1999. Mr. Jennings serves as a member of the Audit and Compensation Committee of the Board of Directors of the Company. From 1995 to 1998, Mr. Jennings served as a Managing Director of Cruttenden Roth Incorporated, an investment banking firm. Since 1996, Mr. Jennings has served as a director of Ugly Ducking Corporation, a public company engaged in automobile sales and finance.

G. F. KYM ANTHONY. Mr. Anthony has been a Director of the Company since August 1999. Mr. Anthony is currently Chairman and Chief Operating Officer of National Bank Financial (formerly First Marathon, Inc.). Before joining First Marathon, Inc., Mr. Anthony was Vice Chairman of Toronto Dominion Bank and the Chairman and Chief Executive Officer of Toronto Dominion Securities. Previously, he held a number of senior positions with CIBC Wood Gundy, including senior positions in investment banking and heading up Wood Gundy Asia operations global fixed income, global derivatives, risk management and treasury. Mr. Anthony has been a director of the Investment Dealers Association of Canada and a member of the Board of Governors of The Toronto Stock Exchange.

MICHAEL WHITAKER. Mr. Whitaker has been a Director of the Company since
November 1999 and is the Chief Executive Officer and founder of EO, plc (formerly 10Invest.com plc), a company created to deliver private equity investment opportunities to private investors via the Internet. Until July 1999, Mr. Whitaker was the Chief Executive Officer of Collins Stewart Limited, a United Kingdom institutional securities brokerage firm.

NICHOLAS BACKHOUSE. Mr. Backhouse has been a Director of the Company since May 2000. Since July 1999 Mr. Backhouse has been the Chief Financial Officer of Freeserve plc, a United Kingdom company engaged as an internet service provider in the United Kingdom. Mr. Backhouse also serves on Freeserve plc's Board of Directors. Before joining Freeserve plc, Mr. Backhouse served as managing director of ING Barings Limited corporate finance division since 1989.

Compliance with Section 16(A) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file reports of beneficial ownership and changes in ownership of the Company's Common Stock with the Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, with respect to the fiscal year ended December 31, 1999, all such filing requirements of its directors, executive officers and greater than 10% beneficial owners were complied with.

Meetings and Committees of the Board of Directors

         During 1999, the Board of Directors held one formal meeting at which all directors were present and took action by unanimous written consent fourteen times.

         The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating or similar committee.

         The Audit Committee is presently comprised of Christopher D. Jennings and N. Bulent Gultekin. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's independent public accountants and any termination of such engagement,
(b) reviewing the plan and scope of independent audits, (c) reviewing the Company's significant accounting policies and internal controls, (d) having general responsibility for all related auditing matters, and (e) reporting its recommendations and findings to the full Board of Directors. The Audit Committee did not meet during 1999.

         The Compensation Committee is presently comprised of Christopher D. Jennings and N. Bulent Gultekin. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Amended and Restated 1998 Stock Option Plan, as amended. The Compensation Committee took action by unanimous written consent twice during 1999.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

                                  PROPOSAL TWO

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors recommends that the firm of Richard A. Eisner & Company LLP, Certified Public Accountants be appointed to serve as independent auditors of the Company for the ensuing fiscal year. Richard A. Eisner & Company LLP was the independent public auditor of the Company for the fiscal year ended December 31, 1999. A representative of Richard A. Eisner & Company LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Richard A. Eisner & Company LLP.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                 PROPOSAL THREE

           PROPOSAL TO FURTHER AMEND THE GLOBALNET FINANCIAL.COM, INC.
                   1998 AMENDED AND RESTATED STOCK OPTION PLAN

         The Board of Directors of the Company has amended, subject to stockholder approval, the Amended and Restated 1998 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of Common Stock authorized for issuance under the Stock Option Plan by 3,000,000 shares from a total of 3,000,000 shares to 6,000,000 shares of Common Stock. Approval of this Amendment shall also serve as approval of the prior issuance of options to purchase shares of common stock issued subject to stockholder approval of this Amendment.

The Amended and Restated 1998 Stock Option Plan

         The statements in this Proxy Statement concerning the terms and provisions of the Stock Option Plan, are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the Stock Option Plan, which is attached hereto as Exhibit A.

         Under the Stock Option Plan, options to purchase an aggregate of not more than 3,000,000 shares of common stock may be granted from time to time to key employees (including officers), consultants and directors. Options shall be designated as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). The Stock Option Plan is administered by a committee consisting of Mr. N. Bulent Gultekin and Mr. Christopher D. Jennings, both outside directors of the Company (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the Common Stock) of the fair market value per share of Common Stock on the date the options are granted.

         Options are exercisable for a term not greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder, his or her guardian or legal representative.

         Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

         The maximum number of shares of Common Stock authorized for issuance under the Stock Option Plan is 3,000,000 shares. The Company, through Board of Director approval, granted options to purchase 1,142,196 shares of Common Stock which exceeded the maximum number of shares allowed under the Stock Option Plan. The Board of Directors issued these options, subject to stockholder approval, in order to attract skilled and qualified employees in the marketplace, and to reward current employees.

         Approval of the Amendment will serve to approve the options to purchase 1,142,196 shares granted by the Board of Directors, and will provide additional shares for which options can be issued in the future in order to attract and retain employees.

The Amendment to the Stock Option Plan.

         The amendment to the Stock Option Plan increases the Shares reserved for issuance to 6,000,000 shares of Common Stock.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

         It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Commission, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's Annual Meeting of Stockholders to be held in 2001 must deliver a proposal in writing to the Company's principal executive offices no later than January 15, 2001.

                                             By Order Of The Board of Directors
                                             ----------------------------------
                                             Monique MacLaren, Secretary

Boca Raton, Florida

October 6, 2000

                                    EXHIBIT A

                           --------------------------



                         GLOBNALNET FINANCIAL.COM, INC.
                   1998 AMENDED AND RESTATED STOCK OPTION PLAN

                                  (as amended)

                     --------------------------------------

                              AMENDED AND RESTATED
                          GLOBALNET FINANCIAL.COM, INC.
                             1998 STOCK OPTION PLAN

                     --------------------------------------

         1. Purpose. The purpose of this Plan is to advance the interests of GLOBALNET FINANCIAL.COM, INC., a Delaware corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

         2. Definitions. As used herein, the following terms shall have the meanings indicated:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Cause" shall mean any of the following:

                  (i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

                  (ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

                  (iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

                  (iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

                  (v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

                  (vi) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

                  (vii) if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" as used herein shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(b).

         (c) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

         (f) "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

         (g) "Director" shall mean a member of the Board.

         (h) "Employee" shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

         (k) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

         (l) "Non-Statutory Stock Option" or "Nonqualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (m) "Officer" shall mean the Company's chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

         (n) "Option" (when capitalized) shall mean any stock option granted under this Plan.

         (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

         (p) "Plan" shall mean this Amended and Restated 1998 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

         (q) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

         (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to six million (6,000,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code
Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

         5. Conditions for Grant of Options.

         (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

         (b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to
Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

         (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

         6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value in accordance with Section 14 of this Plan. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this
Section 6, be deemed to have been granted on the date of the re-granting.

         7. Exercise of Options.

         (a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

         (b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         (c) Any Option may, in the discretion of the Committee, be exercised pursuant to a "cashless" or "net issue" exercise. In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option
(b) divided by the Fair Value of one such share. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

         8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

         (a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

         (b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

         (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. Termination of Option Period.

         (a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

                  (i) three months after the date on which the Optionee's employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee's employment with the Company by such Optionee following less than 60 days' prior written notice to the Company of such termination (an "Improper Termination"), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

                  (ii) immediately upon (A) the termination by the Company of the Optionee's employment for Cause, or (B) an Improper Termination;

                  (iii) one year after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

                  (iv) the later of (a) one year after the date of termination of the Optionee's employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

         (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         (c) Upon termination of Optionee's employment as described in this
Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

         10. Adjustment of Shares.

         (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of

Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

                  (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

                  (iii) such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

         (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

         11. Transferability. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee's lifetime by any person other than the Optionee.

         12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and

                  (iii) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         13. Stock Appreciation Rights. The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share's Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

         14. Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

         15. Administration of this Plan.

         (a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

         (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

         (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

         (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         (e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

         16. Incentive Options for 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

         17. Interpretation.

         (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

         (b) This Plan shall be governed by the laws of the State of Florida.

         (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

         (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         (e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with
Section 9 hereof (or as otherwise set forth in an option agreement).

         18. Amendment and Discontinuation of this Plan. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         19. Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors.

                          GLOBALNET FINANCIAL.COM, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          GLOBALNET FINANCIAL.COM, INC.

         The undersigned hereby appoints Michael S. Jacobs and Alan L. Jacobs as Proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock, $.001 par value per share, or of Class A Common Stock, $.001 par value per share, as the case may be, of GlobalNet Financial.com, Inc. (the "Company") held of record by the undersigned on October 5, 2000 at the Annual Meeting of Stockholders to be held on November 6, 2000 or any adjournment or adjournments thereof.

         Proposal 1.

         [ ] FOR ALL THE NOMINEES LISTED BELOW  [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary below) to vote for all nominees listed below

             W. Thomas Hodgson                  Alan L.  Jacobs
             Stanley Hollander                  G.F. Kym Anthony
             N. Bulent Gultekin                 Michael K. Whitaker
             Christopher D. Jennings            Nicholas Backhouse

         (INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.)

         Proposal 2. Approval of proposal to ratify the appointment of Richard
A. Eisner & Company LLP, as the Company's independent certified public accountants for the year 2000.

                  FOR [ ]         AGAINST [ ]           ABSTAIN [ ]

         Proposal 3. Approval of proposal to amend the Amended and Restated 1998 Stock Option Plan.

                  FOR [ ]         AGAINST [ ]           ABSTAIN [ ]

         In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR Proposals 1, 2 and 3.

                                         Dated: _________________________ , 2000

                                         _______________________________________
                                                       (Signature)
                                         _______________________________________
                                                       (Signature)

                                         PLEASE SIGN HERE

                                         Please date this proxy and sign your
                                         name exactly as it appears hereon.

                                         Where there is more than one owner,
                                         each should sign. When signing as an
                                         agent, attorney, administrator,
                                         executor, guardian, or trustee, please
                                         add your title as such. If executed by
                                         a corporation, the proxy should be
                                         signed by a duly authorized officer who
                                         should indicate his office.

      PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.